FORTIS SERIES FUND, INC.
Growth Stock Series

Supplement to Fortis Series Fund Prospectus
Dated May 1, 1997

The following information supersedes any contrary information contained within the Fund's Prospectus in the section entitled "Management":

As of March 16, 1998, the Growth Stock Series' primary portfolio manager is Michael J. Romanowski, a Vice
President of Advisers. From October 1995 to March 1998
Mr. Romanowski was a portfolio manager for Value Line in New York, NY. From June 1992 until October 1995 he was a securities analyst for Conning & Co. in Hartford, Connecticut. Mr. Romanowski is located at One Chase
Manhattan Plaza, New York, New York 10005.

Stephen M. Poling, the Growth Stock Series' primary portfolio manager since 1986, has retired.